                                                                     EXHIBIT 1.1

                          SMARTALK TELESERVICES, INC.

                              __________ SHARES/1/


                                  COMMON STOCK
                                 (NO PAR VALUE)

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                               _______ ___, 1996



Salomon Brothers Inc
CS First Boston
Donaldson Lufkin & Jenrette Securities Corporation
As Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

          SmarTalk Teleservices, Inc., a California corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (each an "Underwriter" and together, the "Underwriters"), for whom you (the "Representatives") are acting as representatives, ____________ shares of the Company's common stock, no par value per share ("Common Stock") [and the persons identified in Schedule II hereto propose to sell to the Underwriters the number of shares of Common Stock set forth opposite each person's name under the column "Number of Shares of Underwritten Securities" in Schedule II, or an aggregate of ___ shares of Common Stock] (said shares to be sold and issued by the Company [and the shares to be sold by Selling Shareholders collectively] being hereinafter called the "Underwritten Securities"). The shares of Common Stock to be sold by the Company and Selling Shareholders, excluding the Option Securities defined below, are collectively hereinafter called

- ---------------------
/1/ Plus an option to purchase from SmarTalk Teleservices, Inc. and the Selling Shareholders identified in Schedule III hereto up to _________ additional shares to cover over-allotments.

the "Underwritten Securities." The Company and the Selling Shareholders identified in Schedule III hereto also propose to grant to the Underwriters an option to purchase up to ___________ additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). The persons identified in Schedule II and Schedule III, excluding the Company, are hereby referred to as the "Selling Shareholders."

          1.   Representations and Warranties as to the Company.  The Company
               -------------------------------------------------
represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (t) hereof.

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-_______) on Form S-1, including a related preliminary prospectus, for the registration under the Securities Act of 1933 (the "Act") of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company will include in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, and in which the failure to be so qualified would, in the aggregate in all such cases, have a material adverse effect on the business, condition (financial or otherwise), results of operation, operations or prospects of the Company and its subsidiaries on a consolidated basis (a "Material Adverse Effect").

          (d) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances.

          (e) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Shareholders) have been duly authorized and validly issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable and have been issued in full compliance with all federal and state securities laws; the Securities have been approved for quotation, subject to official notice of issuance, on the Nasdaq National Market System ("NMS"); the certificates for the Securities conform to the requirements of the California General Corporation Law and the NMS; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive right, co-sale right, right of first refusal or other rights to subscribe for or purchase the Securities [other than those that will automatically expire upon the consummation of the transactions contemplated on the Closing Date]; and upon delivery of the Securities issued and sold by the Company pursuant to this Agreement and payment therefor as contemplated herein, the Underwriters will acquire good and marketable title to the Securities, free and clear of any lien, claim, security interest or other encumbrance, restriction on transfer or other defect in title.

          (f) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and except as described in the Prospectus, there is no holder of any securities of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required under the Act and the rules and regulations of the Commission thereunder (the "Regulations") to be shown with respect to such plans, arrangements, options and rights.

          (g) There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Prospectus which is not adequately disclosed in the Prospectus, and there is no franchise, contract, agreement or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, which is not in all material respects described or filed as required. The descriptions in the Registration Statement and the Prospectus of statutes, regulations, contracts, franchises, other documents, and pending or threatened actions, suits or proceedings before any court or arbitrator, or brought by any governmental agency, authority or body are accurate in all material respects and fairly summarize the matters therein described.

          (h) The consolidated financial statements of the Company and its consolidated subsidiaries, together with related schedules and notes, included in the Registration Statement and the Prospectus present fairly the consolidated financial position and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods or at the dates therein specified; such consolidated financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved except as otherwise noted in such financial statements; and the other financial data concerning the Company and its subsidiaries set forth in the

     Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and were derived from such financial statements and the books and records of the Company. Price Waterhouse LLP, whose report is filed with the Commission as a part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Regulations.

          (i) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or bylaws, or other organizational documents, or in violation in any material respect of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its subsidiaries, or in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or its subsidiaries are a party or by which it or any of their properties may be bound.

          (j) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own their properties and to conduct their business in the manner described in the Prospectus, except where the failure so to have would not, in all such cases in the aggregate, result in a Material Adverse Effect; the Company and each subsidiary has fulfilled and performed all of their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and none of such permits contains any restriction that is materially burdensome to the Company or its subsidiaries in conducting its or their business as described in the Prospectus.

          (k) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (1) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (2) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (3) any obligation, direct or contingent, that is material to the Company incurred by the Company, except obligations incurred in the ordinary course of business, (4) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (5) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or (6) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a Material Adverse Effect.

          (l) Except as set forth in the Registration Statement and Prospectus,
     (1) the Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a Material Adverse Effect, (2) the agreements to which the Company is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company and its subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles or with respect to which any unenforceability would not have a Material Adverse Effect and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (3) the Company has valid and enforceable leases for all properties described in the Registration Statement and the Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles or with respect to which any unenforceability would not have a Material Adverse Effect. Except as set forth in the Registration Statement and the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

          (m) The Company and its subsidiaries have filed all material federal, state, local, and foreign tax returns required to be filed, which returns are true and correct in all material respects, and the Company and its subsidiaries are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where either (i) the amount of such unpaid taxes is not in excess of the amount reserved therefor, or (ii) the Company is contesting such default in good faith through appropriate proceedings.

          (n) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (ii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (o) The Company and its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, and know-how or other similar rights ("Intellectual Property") described in the Prospectus as being owned or possessed by them, or necessary for the conduct of its business as described in the Prospectus, the Company has not infringed, is not now infringing, and its business as presently conducted and as proposed to be conducted will not cause it to infringe, any Intellectual Property belonging to any other person, which infringement or infringements, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; the Company has not received any claim or notice of infringement or potential infringement of any Intellectual Property of any other person which could reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has any claim against a third party with respect to the infringement by such third party of Intellectual Property of the Company or any such subsidiary material to the business or prospects of the Company and its subsidiaries considered as a whole. To the Company's knowledge, the Company is not using any confidential information or trade secrets of any former employer of any past or present employees.

          (p) Neither the Company nor any of its subsidiaries is involved in any labor dispute with any union or group of employees nor, to the knowledge of the Company, is any dispute threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, distributors, licensees or contractors which might reasonably be expected to result in a Material Adverse Effect or any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company.

          (q) The Company and its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective businesses, including, but not limited to, general liability insurance and insurance covering real and personal property owned or leased by the Company or any of its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          (r) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal securities law or the public policy of a state with respect to such matters.

          (s) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or such as may be required for the registration of the Securities under the Act and compliance with the securities or Blue Sky laws of various jurisdictions) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or bylaws of the Company or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject.

          (t) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or a registration statement filed with respect to the Securities pursuant to Rule 462(b) (or post-effective amendment thereto), becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or registration statement (or amendment thereto) pursuant to Rule 462(b), respectively. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A or any Term Sheet filed pursuant to Rule 434. "Rule 424", "Rule 430A," "Rule 434" and "Rule 462" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          2.   Representations and Warranties of the Selling Shareholders.  Each
               -----------------------------------------------------------
Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

     (a) Such Selling Shareholder is the lawful owner of the Securities to be sold by such Selling Shareholder hereunder, and upon sale and delivery of, and payment for, such Securities as provided herein, such Selling Shareholder will convey to the several Underwriters good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (b) Such Selling Shareholder, after due inquiry, has no reason to believe that the representations and warranties of the Company contained in
     Section 1 hereof are not true and correct in all material respects, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed therein or in any amendment or supplement thereto which has adversely affected or may adversely affect the business of the Company, or any of its subsidiaries; and the sale of Securities by such Selling Shareholder pursuant hereto is not prompted by any material nonpublic information concerning the Company, or any of its subsidiaries which is not set forth in the Prospectus or any amendment or supplement thereto.

          (c) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

          (d) Certificates in negotiable form for such Selling Shareholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Power of Attorney and Custody Agreement executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the "Custody Agreement"), with _______________, as Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Shareholder are subject to the interests hereunder of the Underwriters, the Company, and the other Selling Shareholders; the arrangements for custody and delivery of such certificates, made by such Selling Shareholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

          (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

          (f) Neither the sale of the Securities being sold by such Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under, any law or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

     In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Shareholder specifically for use in connection with the preparation thereof, the Selling Shareholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (1)(b).

          3.   Purchase and Sale.
               ------------------

          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Shareholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $_____ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's and Selling Shareholder's name in Schedule I and Schedule II hereto, respectively.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Shareholders named in Schedule III hereto hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to _________ shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to the Company and the Selling Shareholders, setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company and the Selling Shareholders, and payment therefor to the Company and the Selling Shareholders, shall be made as provided in Section 4 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

          4.   Delivery and Payment.  Delivery of and payment for the
               ---------------------
Underwritten Securities and the Option Securities (if the option provided for in Section 3(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on ________ ___, 1996, or such later date (not later than _______, 1996) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives, the Company, and the Selling Shareholders or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and the Selling Shareholders to or upon the order of the Company and the Selling Shareholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Securities shall be made at such location in New York, New York as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the offices of Munger, Tolles & Olson, 355 S. Grand Avenue, Los Angeles, California. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

          The Company and the Selling Shareholders agree to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

          The Selling Shareholders will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Underwritten Securities to be purchased by them from the Selling Shareholders and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

          If the option provided for in Section 3(b) hereof is exercised after the second business day prior to the Closing Date, the Company will deliver (at the expense of the

Company) to the Representatives, at such location as the Representatives shall reasonably designate at least one business day in advance of the settlement date, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested not less than two full business days in advance of the settlement date against payment at the offices of Munger, Tolles & Olson of the purchase price thereof to or upon the order of the Company and the Selling Shareholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

          5.   Offering by Underwriters.  It is understood that the several
               -------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          6.   Agreements.
               ----------

          (a) The Company agrees with the several Underwriters that:

               (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (i) of this Section 6(a), an amendment or supplement which will correct such statement or omission or effect such compliance.

               (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will furnish or cause to be furnished to the Representatives copies of all reports on Form SR required by Rule 463 under the Act. The Company will pay the expenses of printing or other production of all documents relating to the offering.

               (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

               (vi) The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may
                                       --------  -------
          issue Common Stock issuable upon the exercise of options outstanding at the Execution Time.

               (vii) The Company will apply the net proceeds from the sale of its Securities substantially in accordance with the description set forth in the Prospectus and any Preliminary Prospectus under the heading "Use of Proceeds."

               (viii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with
                          ----------------------------------------------------
          Cuba, and the Company further agrees that if it commences engaging in
          ----
          business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (b) Each Selling Shareholder agrees with the several Underwriters that he will not during the time period of 180 days following the Execution Time, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other share of Common Stock beneficially owned by such person, or any securities convertible into, or exchangeable for, shares of Common Stock, other than shares of Common Stock disposed of as bona fide gifts.

          7.   Conditions to the Obligations of the Underwriters.  The
               --------------------------------------------------
obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time and the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinions of Dewey Ballantine, counsel for the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein the Prospectus states it owns or leases properties or conducts business, and in which the failure to be so qualified would, in the aggregate in all such cases, have a Material Adverse Effect;

               (ii) all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiary are owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus in all material respects; the outstanding shares of Common Stock, including the Securities being sold hereunder by the Selling Shareholders, have been duly and validly authorized and issued and are fully paid and non-assessable; the

          Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly approved for quotation, subject to official notice of issuance, on NMS; the certificates for the Securities conform to the requirements of the California General Corporation Law and NMS; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and upon delivery of the Securities being sold by the Company pursuant to this Agreement and payment therefor as contemplated herein, the several Underwriters will acquire the Securities free and clear of any "adverse claim" (as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of California), assuming the purchase of the Securities by the Underwriters in good faith and without notice of any such "adverse claim";

               (iv) to the best knowledge of such counsel, there are no outstanding rights, warrants, or options to acquire, or instruments convertible into or exchangeable for any shares of capital stock or equity interest in the Subsidiaries;

               (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; the descriptions in the Registration Statement and the Prospectus of statutes, regulations, contracts, franchises, other documents, pending or threatened actions, suits or proceedings before any court or arbitrator, or brought by any governmental agency, authority or body fairly present the information required to be shown;

               (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b), have been filed in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements, schedules and other financial information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

               (vii) the Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to be sold by it to the Underwriters as provided herein; this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters;

               (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law (except blue sky laws, as to which such counsel expresses no opinion) or the Articles of Incorporation or bylaws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

               (x) to the best of such counsel's knowledge, except as described in the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

          In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except solely as expressly stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement as of the Effective Date and as of the Closing Date or the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any statement with respect to the financial statements, schedules and other financial information included in the Registration Statement or the Prospectus).

          In rendering such opinion, such counsel may opine solely as to matters involving the application of the laws of the State of California and the federal law of the United States, and may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Company shall have furnished to the Representatives the opinion of ___________, special counsel to the Company on regulatory matters, dated the Closing Date, to the effect that:

               (i) the statements in the Prospectus under the headings "Risk Factors - Intense Competition," "Risk Factors - Regulation," "Business-Competition," "Risk Factor - Limited Protection of Property Rights; Risk of Infringement" and "Business-Government Regulation" fairly and accurately summarize the laws, rules and regulations of the Federal Communications Commission ("FCC") and the comparable state regulatory agencies or bodies with direct regulatory jurisdiction over telecommunications matters in the states in which the Company and any of the Subsidiaries provide intrastate services (the "State Regulatory Agencies") and, to the best knowledge of such counsel, the statements in the Prospectus under the heading "Risk Factor - Limited Protection of Property Rights; Risk of Infringement" fairly and accurately summarize the right of the Company to use the SmarTalk name;

               (ii) The Company possesses all telecommunic material certificates, authorities or permits required by the FCC and State Regulatory Agencies for the provision of the telecommunications services currently provided by the Company, except where the failure to possess such certificate, authorities or permits could not reasonably be expected to have a material adverse effect on the Company and the Company is in compliance in all material respects with such certificates, authorities and permits;

               (iii) to the best knowledge of such counsel, the Company is not subject to any pending or threatened action, suit or proceeding before the FCC or any State Regulatory Agency or (with respect to federal or state telecommunications laws) any court of a character required to be disclosed in the Registration Statement, which is not described as required;

               (iv) no consent, approval, authorization or order of the FCC or any State Regulatory Agency is required for the issuance and sale of the Securities or the consummation of the transactions contemplated thereby; and

               (v) neither the issuance and sale of the Securities nor the consummation of the transactions contemplated hereby will result in a breach or violation of any law, rule, regulation, judgment, order or decree of the FCC or any State Regulatory Agency applicable to the Company.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper and reasonable, on certificates of public officials and responsible officers of the Company, including certificates that define the scope of the telecommunications services provided by the Company. References to the Prospectus in this paragraph
     (c) include any supplements thereto at the Closing Date.

          (d) The Selling Shareholders shall have furnished to the Representatives the opinion of __________, counsel for the Selling Shareholders, dated the Closing Date, to the effect that:

               (i) this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized, executed and delivered by the Selling Shareholders, the Custody Agreement is valid and binding on the Selling Shareholders and each Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Securities being sold by the Selling Shareholder hereunder;

               (ii) the delivery by each Selling Shareholder to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Shareholders against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever, and free and clear of any "adverse claim" (as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of California), assuming the purchase of the Securities by the Underwriters in good faith and without notice of any such "adverse claim";

               (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling

          Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

               (iv) neither the sale of the Securities being sold by the Selling Shareholders nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which the Selling Shareholder is a party or bound, or any order or regulation known to such counsel to be applicable to the Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholders and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

          (e) The Representatives shall have received from Munger, Tolles & Olson, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives a certificate of the Company, signed on behalf of the Company by the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing

          Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) to the Company's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

               (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (g) Each Selling Shareholder shall have furnished to the Representatives a certificate, signed by the Selling Shareholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

          (h) At the Execution Time and at the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations;

               (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of the following:

                     (1) a reading of the minutes of the meetings of the
               stockholders, directors and the Audit and Compensation Committees of the Company and, where applicable, the Company's subsidiaries;

                     (2) performing the procedures specified by the American
               Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited interim financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and reading the unaudited interim financial data for the period from the date of the latest audited balance sheet included in the Registration Statement to the date of the latest available interim financial data; and

                     (3) inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company regarding its subsidiaries as to transactions and events subsequent to the December 31, 1995 audited financial statements incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                     (1) the unaudited financial statements included in the
               Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                     (2) any material modifications should be made to the
               unaudited financial statements for them to be in conformity with generally accepted accounting principles; or

                     (3) with respect to the period subsequent to June 30, 1995, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the Long-Term Debt or Capital Stock of the Company and its consolidated subsidiaries or decreases in Working Capital or the Shareholders' Equity of the Company as compared with the amounts shown on the June 30, 1995 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from July 1, 1995 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in Sales, or in total or per share amounts of Net Income (Loss) of the Company and its consolidated subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary Consolidated Financial Data," "Risk Factors", "Capitalization," "Dilution," "Selected Consolidated Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Prospectus in this paragraph (h) include any supplement thereto at the Closing Date.

          (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 7 or
     (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (j) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company addressed to the Representatives, in which each such person agrees to certain restrictions, on the terms provided therein, on the disposition of any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock.

          (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          8.   Reimbursement of Underwriters' Expenses.  If the sale of the
               ----------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 8 because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 7, the Selling Shareholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

          9.  Indemnification and Contribution.
              ---------------------------------

          (a) The Company and the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Selling
                          --------  -------
     Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of an Underwriter through the Representatives specifically for use in connection with the preparation thereof; provided further, that the indemnification
                              -------- -------
     contained in this paragraph 9(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any such loss, claim, damage or liability arising from the sale of the Securities by such Underwriter to any person if a copy of the Prospectus was not delivered or sent to such person within the time required by the Act and the Regulations, and it has been finally decided by a court of law that such Prospectus was not so delivered or sent, and if the Prospectus would have cured the defect giving rise to such loss, claim, damage or liability, provided that the Company has delivered such Prospectus in requisite quantity on a timely basis to permit such delivery or sending. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each person who controls the Company within the meaning of either the Act or the Exchange Act, and each Selling Shareholder to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Shareholder acknowledges that the statements set forth in the last paragraph on the cover page, in the stabilization legend on the inside cover page, and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel
                                         --------  -------
     shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
     (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders, and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Shareholders, or one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Shareholders, and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be
     --------  -------
     provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Shareholders, and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.

     Benefits received by the Company and the Selling Shareholders shall be deemed to be equal to their respective net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Shareholders, or the Underwriters. The Company, the Selling Shareholders, and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          10.  Default by an Underwriter.  If any one or more Underwriters shall
               --------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
          --------  -------
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, Selling Shareholder, or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders, and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          11.  Termination.  This Agreement shall be subject to termination in
               ------------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or on NMS or trading in securities generally on NMS shall have been suspended or limited or minimum prices shall have been established on NMS, (ii) a banking moratorium shall have been declared either by federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Securities.

          12.  Representations and Indemnities to Survive.  The respective
               -------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder, or the Company or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

          13.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1640 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90025, Attention: Chief Executive Officer; or if sent to the Selling Shareholders, will be mailed, delivered or telegraphed and confirmed to them at ________________.

          14.  Successors.  This Agreement will inure to the benefit of and be
               -----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

          15.  Applicable Law.  This Agreement will be governed by and construed
               ---------------
in accordance with the laws of the State of New York.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                Very truly yours,

                                SMARTALK TELESERVICES, INC.



                                By:
                                    -----------------------------------
                                    Chief Executive Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC
CS FIRST BOSTON
DONALDSON LUFKIN & JENRETTE
 SECURITIES CORPORATION

By: Salomon Brothers Inc



    By:
        -------------------------------

    Its:
        -------------------------------

    For themselves and the other several
    Underwriters named in Schedule I to
    the foregoing Agreement

                                                                       EXHIBIT A



  [Letterhead of executive officer or director of SmarTalk Teleservices, Inc.]



                          SmarTalk Teleservices, Inc.
                        Public Offering of Common Stock
                        -------------------------------


                                                            _________ ____, 1996


Salomon Brothers Inc
CS First Boston
Donaldson Lufkin & Jenrette Securities Corporation
As Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between SmarTalk Teleservices, Inc., a California corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, no par value (the "Common Stock"), of the Company.

     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the day on which the Underwriting Agreement is executed without the prior written consent of Salomon Brothers Inc; provided, however, that the undersigned may exercise any outstanding stock options without such consent.

     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                Yours very truly,

                                [Signature of executive officer or director]

                                [Name and address of executive officer or director]